Accounts Payable	9 Months Ended
Sep. 30, 2011
Accounts Payable [Abstract]
Accounts Payable and Accrued Liabilities Disclosure [Text Block]
Note 7 –	Accounts Payable

	September 30, 2011	December 31, 2010
	(Unaudited)

Payables in relation to acquisitions of land use rights	$30,235,767	$-
Construction contractors	2,030,837	1,266,428

	$32,266,604	$1,266,428

In March 2011, the Company entered into a supplementary agreement with Huada Mining Co., Ltd. in relation to the acquisition of land use rights for the development of No. 79 Courtyard project. The Company agreed to increase the land use rights’ purchase price in the original contract, to compensate Huada Mining Co., Ltd. for its inability to realize the appreciation of the transferred land use rights during the substantially prolonged contract closing period of three years. The Company has unconditionally received the title of the land use rights in 2010 before the commencement of the supplementary agreement negotiation.  The payment is divided into several installments and the last installment is due in December 2011.  Unpaid balance bears no interest.  In accordance with the supplementary agreement, the Company and Huada Mining Co., Ltd. will not pursue any adjustments of the land use rights’ transfer price.

In May 2011, the Company entered into an agreement with Xingtai Kong Village Real Properties Co., Ltd., a company controlled by Kong Village Committee.  The Company agreed to pay $22,649,880 to compensate additional costs incurred by Kong Village Committee for the Kong Village Relocation Program.  The payment will be made in several installments and the last installment is due in November 2011.  An interest of 10% per annum is accrued for unpaid balance.  The Company capitalized the additional consideration in the costs land lots under development.